                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)        February 16, 1998
                                                   -----------------------

The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of May 31, 1997 providing for the issuance of TMS Asset Backed Certificates, Series 1997-B) and each of the Originators listed on Schedule A attached hereto.

                              The Money Store, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)

   New Jersey                     33-58128-35             upper tier 68-039-8956
   ----------                     -----------             ----------------------
                                                          lower tier 91-186-4387
                                                          ----------------------
 State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)                ID Number)
 incorporation)

2840 Morris Avenue, Union, New Jersey 07083
-------------------------------------------
(Address of principal executive officer)

Registrant's Telephone Number,
including area code:                                      (908) 686-2000
                                                          --------------

                          n/a
-------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5  Other Events
        ------------

      Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the February 16, 1998 Remittance Date.

Item 7  Financial Statements and Exhibits
        ---------------------------------

      The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE MONEY STORE INC.


                                       By: /s/ Harry Puglisi
                                           -----------------------------------
                                               Harry Puglisi
                                                 Treasurer

            Dated: February 28, 1998

                                   Schedule A

                               List of Originators

                                     1997-B

                         The Money Store/Minnesota Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/ Kentucky Inc.
                        The Money Store Home Equity Corp.
                                TMS Mortgage Inc.

              MONEY STORE ASSET BACKED CERTIFICATES SERIES 1997-B

                             SERVICER'S CERTIFICATE

      IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MAY 31, 1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-B FOR THE FEBRUARY 11, 1998 DETERMINATION DATE.

                                                                   POOL I            POOL II            POOL III
1.    AGGREGATE AMOUNT RECEIVED (5.03 b)                       $13,501,822.02     $11,483,005.18     $1,419,527.29
      ADJ : RECALCULATION                                                0.00               0.00              0.00
                                                               ---------------------------------------------------

                                                                13,501,822.02      11,483,005.18      1,419,527.29

      LESS: SERVICE FEE (7.03 & 5.04)                              101,739.00          70,553.54          2,229.01
            CONTINGENCY FEE (7.03 & 5.04)                          101,739.00          70,553.54          2,229.01
            OTHER SERVICER FEES (Late Charges / Escrow)
              (7.03 & 5.04)                                        120,626.33          79,661.90         27,023.71
            UNREIMBURSED MONTHLY ADVANCES (5.04 b)                       0.00               0.00              0.00
                                                               ---------------------------------------------------

                                                                   324,104.33         220,768.98         31,481.73

      PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
              COMPENSATING INTEREST (6.12)                               0.00               0.00              0.00
            PRE-FUNDING ACCOUNT TRANSFER (6.02)                          0.00               0.00              0.00
            CAPITALIZED INTEREST ACCOUNT TRANSFER (6.02)                 0.00               0.00              0.00

                                                               ---------------------------------------------------

                                                                         0.00               0.00              0.00

      LESS: EXCESS SPREAD (I-19)                                 1,845,000.50       1,085,745.15         25,691.49
            SUBORDINATION REDUCTION AMOUNT (I-56)                        0.00               0.00              0.00

                                                               ---------------------------------------------------

                                                                 1,845,000.50       1,085,745.15         25,691.49
                                                               ---------------------------------------------------
      AVAILABLE REMITTANCE AMOUNT                               11,332,717.19      10,176,491.05      1,362,354.07
                                                               ===================================================

2.    (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED                                  15,905,465.23
            IN PRIOR SERVICER'S CERTIFICATE

      (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED                                  84,500,000.00
            IN PRIOR SERVICER'S CERTIFICATE

      (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED                                 105,400,000.00
            IN PRIOR SERVICER'S CERTIFICATE

      (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED                                  57,500,000.00
            IN PRIOR SERVICER'S CERTIFICATE

      (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED                                  52,800,000.00
            IN PRIOR SERVICER'S CERTIFICATE

      (F) CLASS A-6 PRINCIPAL BALANCE AS REPORTED                                  49,000,000.00
            IN PRIOR SERVICER'S CERTIFICATE

      (G) CLASS A-7 PRINCIPAL BALANCE AS REPORTED                                  65,300,000.00
            IN PRIOR SERVICER'S CERTIFICATE

      (H) CLASS A-8 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                       55,000,000.00

      (I) CLASS A-9 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                      207,056,908.49

      (J) CLASS A-10 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                      140,000,000.00

      (K) CLASS A-11 PRINCIPAL BALANCE  AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                        9,112,867.27

3.    PRINCIPAL DISTRIBUTION AMOUNTS :
      CLASS A-1                                                                    10,398,547.50
      CLASS A-2                                                                             0.00
      CLASS A-3                                                                             0.00
      CLASS A-4                                                                             0.00
      CLASS A-5                                                                             0.00
      CLASS A-6                                                                             0.00
      CLASS A-7                                                                             0.00
      CLASS A-8                                                                             0.00

    TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT :                                   10,398,547.50

      CLASS A-9                                                                     9,388,370.91
      CLASS A-10                                                                            0.00

    TOTAL POOL II PRINCIPAL DISTRIBUTION AMOUNT :                                   9,388,370.91

      CLASS A-11                                                                    1,328,963.53

    TOTAL POOL III PRINCIPAL DISTRIBUTION AMOUNT :                                  1,328,963.53

4.    TOTAL AMOUNT OF POOL I, II & III
        INSURED PAYMENTS                                                                    0.00

5.    (A) SUBORDINATED AMOUNT
            POOL I                                                                 10,858,129.38
            POOL II                                                                 8,082,599.48
            POOL III                                                                  175,589.93

      (B) SPECIFIED SUBORDINATED AMOUNT
            POOL I                                                                 14,025,000.00
            POOL II                                                                15,375,000.00
            POOL III                                                                2,500,000.00

6.    PRINCIPAL PREPAYMENT RECEIVED DURING
      THE DUE PERIOD                                            # ACCOUNTS             DOLLARS
            POOL I                                                  181             6,861,522.63
            POOL II                                                  94             7,350,237.44
            POOL III                                                  1                     0.00

7.    AMOUNT OF CURTAILMENTS RECEIVED DURING
      THE DUE PERIOD
            POOL I                                                                    739,170.13
            POOL II                                                                   921,713.95
            POOL III                                                                        0.00

8.    AMOUNT OF EXCESS AND MONTHLY PAYMENTS
      IN RESPECT OF PRINCIPAL RECEIVED DURING
      THE DUE PERIOD
            POOL I                                                                  1,037,725.62
            POOL II                                                                   166,056.68
            POOL III                                                                   12,401.64

9.    AMOUNT OF INTEREST RECEIVED
            POOL I                                                                  4,742,777.31
            POOL II                                                                 2,965,335.21
            POOL III                                                                  101,711.33

10.   (A) AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
          INTEREST TO BE MADE ON THE DETERMINATION DATE
          TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01(a)(ii)
            POOL I                                                                          0.00
            POOL II                                                                         0.00
            POOL III                                                                        0.00

      (B) AMOUNT OF COMPENSATING INTEREST
            POOL I                                                                        144.49
            POOL II                                                                       124.80
            POOL III                                                                        0.00

11.   DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.   THE AMOUNT OF REALIZED LOSSES DURING
      THE DUE PERIOD
            POOL I                                                                     25,142.49
            POOL II                                                                     6,146.71
            POOL III                                                                        0.00

13.   CLASS A-1 REMITTANCE AMOUNT:
        (A) CURRENT INTEREST REQUIREMENT                           84,762.88
        (B) PRINCIPAL DISTRIBUTION AMOUNT                      10,398,547.50
        (C) CARRY FORWARD AMOUNT                                        0.00
        (D) MONTHLY ADVANCE FOR BANKRUPTCY                              0.00

        TOTAL CLASS A-1 REMITTANCE AMOUNT                                          10,483,310.38

      CLASS A-2 REMITTANCE AMOUNT:
        (A) CURRENT INTEREST REQUIREMENT                          452,075.00
        (B) PRINCIPAL DISTRIBUTION AMOUNT                               0.00
        (C) CARRY FORWARD AMOUNT                                        0.00
        (D) MONTHLY ADVANCE FOR BANKRUPTCY                              0.00

        TOTAL CLASS A-2 REMITTANCE AMOUNT                                             452,075.00

      CLASS A-3 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                         572,673.33
         (B) PRINCIPAL DISTRIBUTION AMOUNT                              0.00
         (C) CARRY FORWARD AMOUNT                                       0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                             0.00

         TOTAL CLASS A-3 REMITTANCE AMOUNT                                            572,673.33

      CLASS A-4 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                         318,166.67
         (B) PRINCIPAL DISTRIBUTION AMOUNT                              0.00
         (C) CARRY FORWARD AMOUNT                                       0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                             0.00

         TOTAL CLASS A-4 REMITTANCE AMOUNT                                            318,166.67

      CLASS A-5 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                         300,300.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT                              0.00
         (C) CARRY FORWARD AMOUNT                                       0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                             0.00

         TOTAL CLASS A-5 REMITTANCE AMOUNT                                            300,300.00

      CLASS A-6 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                         282,975.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT                              0.00
         (C) CARRY FORWARD AMOUNT                                       0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                             0.00

         TOTAL CLASS A-6 REMITTANCE AMOUNT                                            282,975.00

      CLASS A-7 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                         395,337.08
         (B) PRINCIPAL DISTRIBUTION AMOUNT                              0.00
         (C) CARRY FORWARD AMOUNT                                       0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                             0.00

         TOTAL CLASS A-7 REMITTANCE AMOUNT                                            395,337.08

      CLASS A-8 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                         316,250.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT                              0.00
         (C) CARRY FORWARD AMOUNT                                       0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                             0.00

         TOTAL CLASS A-8 REMITTANCE AMOUNT                                            316,250.00

      POOL I REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                       2,722,539.96
         (B) PRINCIPAL DISTRIBUTION AMOUNT                     10,398,547.50
         (C) CARRY FORWARD AMOUNT                                       0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                             0.00

         TOTAL POOL I REMITTANCE AMOUNT                                            13,121,087.46

      CLASS A-9 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                       1,080,686.08
         (B) PRINCIPAL DISTRIBUTION AMOUNT                      9,388,370.91
         (C) CARRY FORWARD AMOUNT                                       0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                             0.00

         TOTAL CLASS A-9 REMITTANCE AMOUNT                                         10,469,056.99

      CLASS A-10 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                         718,666.67
         (B) PRINCIPAL DISTRIBUTION AMOUNT                              0.00
         (C) CARRY FORWARD AMOUNT                                       0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                             0.00

         TOTAL CLASS A-10 REMITTANCE AMOUNT                                           718,666.67

      POOL II REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                       1,799,352.75
         (B) PRINCIPAL DISTRIBUTION AMOUNT                      9,388,370.91
         (C) CARRY FORWARD AMOUNT                                       0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                             0.00

         TOTAL POOL II REMITTANCE AMOUNT                                           11,187,723.66

      CLASS A-11 (POOL III) REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                          54,525.32
         (B) PRINCIPAL DISTRIBUTION AMOUNT                      1,328,963.53
         (C) CARRY FORWARD AMOUNT                                       0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                             0.00

         TOTAL POOL III REMITTANCE AMOUNT                                           1,383,488.85

14.   (A) REIMBURSABLE AMOUNTS                                           0.00
      (B) CLASS X REMITTANCE AMOUNT PAYABLE PURSUANT
            TO SECTION 6.08(d)(iii) AND (iv)
              POOL I                                                     0.00
              POOL II                                                    0.00
              POOL III                                                   0.00

15.   (A) CLASS A-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                      5,506,917.73

      (B) CLASS A-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                     84,500,000.00

      (C) CLASS A-3 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                    105,400,000.00

      (D) CLASS A-4 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                     57,500,000.00

      (E) CLASS A-5 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                     52,800,000.00

      (F) CLASS A-6 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                     49,000,000.00

      (G) CLASS A-7 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                     65,300,000.00

      (H) CLASS A-8 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                     55,000,000.00

      (i) CLASS A-9 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                    197,668,537.58

      (j) CLASS A-10 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                    140,000,000.00

      (K) CLASS A-11 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                      7,783,903.74

      (L) TOTAL POOL I PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                    475,006,917.73

      (M) TOTAL POOL II PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                    337,668,537.58

      (N) TOTAL POOL III PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                      7,783,903.74

16.   (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL I, II AND III)                      100.00%

      (B) EXCESS SPREAD (POOL I)                                                    1,845,000.50
            EXCESS SPREAD (POOL II)                                                 1,085,745.15
            EXCESS SPREAD (POOL III)                                                   25,691.49
            TOTAL EXCESS SPREAD (POOL I, II and III)                                2,956,437.15

      (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                                             0.00
            REMAINDER EXCESS SPREAD AMOUNT POOL II                                          0.00
            REMAINDER EXCESS SPREAD AMOUNT POOL III                                         0.00
            TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I, II and III                         0.00

17.   CUMULATIVE REALIZED LOSSES
              POOL I                                                                   66,604.23
              POOL II                                                                  19,842.59
              POOL III                                                                      0.00

18.   (A) THE WEIGHTED AVERAGE MATURITY
              POOL I                                                                     275.269
              POOL II                                                                    350.461
              POOL III                                                                   318.705

      (B) THE WEIGHTED AVERAGE MORTGAGE
          INTEREST RATE
              POOL I                                                                     11.662%
              POOL II                                                                    10.521%
              POOL III                                                                   11.449%

19.   (A) SERVICING FEE FOR THE RELATED DUE PERIOD
              POOL I                                                                  101,739.00
              POOL II                                                                  70,553.54
              POOL III                                                                  2,229.01

      (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
              POOL I                                                                  101,739.00
              POOL II                                                                  70,553.54
              POOL III                                                                  2,229.01

      (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE
          ACCOUNT - TRUSTEE
              POOL I                                                                   20,225.23
              POOL II                                                                  14,460.70
              POOL III                                                                    379.70

      (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE
          ACCOUNT - MBIA
              POOL I                                                                   36,405.00
              POOL II                                                                  34,706.00
              POOL III                                                                  4,177.00

      (F) CLASS A-11 AUCTION AGENT FEE                                                 25,345.83

20.   AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
      SERVICERS PURSUANT TO:                                           POOL I            POOL II
        (A) SECTION 5.04(b)                                               0.00              0.00
        (B) SECTION 5.04(c)                                               0.00              0.00
        (C) SECTION 5.04(d)(ii)                                           0.00              0.00
        (D) SECTION 5.04(e)                                               0.00              0.00
        (E) SECTION 5.04(f)(i)                                      203,478.00        141,107.08

                                                                   POOL III
        (A) SECTION 5.04(b)                                               0.00
        (B) SECTION 5.04(c)                                               0.00
        (C) SECTION 5.04(d)(ii)                                           0.00
        (D) SECTION 5.04(e)                                               0.00
        (E) SECTION 5.04(f)(i)                                        4,458.02

21.   CLASS A-1 POOL FACTOR (I-5):
      CURRENT CLASS A-1 PRINCIPAL BALANCE                         5,506,917.73        0.06840892
      ORIGINAL CLASS A-1 PRINCIPAL BALANCE                       80,500,000.00

      CLASS A-2 POOL FACTOR (I-5):
      CURRENT CLASS A-2 PRINCIPAL BALANCE                        84,500,000.00        1.00000000
      ORIGINAL CLASS A-2 PRINCIPAL BALANCE                       84,500,000.00

      CLASS A-3 POOL FACTOR (I-5):
      CURRENT CLASS A-3 PRINCIPAL BALANCE                       105,400,000.00        1.00000000
      ORIGINAL CLASS A-3 PRINCIPAL BALANCE                      105,400,000.00

      CLASS A-4 POOL FACTOR (I-5):
      CURRENT CLASS A-4 PRINCIPAL BALANCE                        57,500,000.00        1.00000000
      ORIGINAL CLASS A-4 PRINCIPAL BALANCE                       57,500,000.00

      CLASS A-5 POOL FACTOR (I-5):
      CURRENT CLASS A-5 PRINCIPAL BALANCE                        52,800,000.00        1.00000000
      ORIGINAL CLASS A-5 PRINCIPAL BALANCE                       52,800,000.00

      CLASS A-6 POOL FACTOR (I-5):
      CURRENT CLASS A-6 PRINCIPAL BALANCE                        49,000,000.00        1.00000000
      ORIGINAL CLASS A-6 PRINCIPAL BALANCE                       49,000,000.00

      CLASS A-7 POOL FACTOR (I-5):
      CURRENT CLASS A-7 PRINCIPAL BALANCE                        65,300,000.00        1.00000000
      ORIGINAL CLASS A-7 PRINCIPAL BALANCE                       65,300,000.00

      CLASS A-8 POOL FACTOR (I-5):
      CURRENT CLASS A-8 PRINCIPAL BALANCE                        55,000,000.00        1.00000000
      ORIGINAL CLASS A-8 PRINCIPAL BALANCE                       55,000,000.00

      POOL I FACTOR:
      CURRENT POOL I PRINCIPAL BALANCE                          475,006,917.73        0.86364894
      ORIGINAL POOL I PRINCIPAL BALANCE                         550,000,000.00

      CLASS A-9 POOL FACTOR:
      CURRENT CLASS A-10 PRINCIPAL BALANCE                      197,668,537.58        0.73210569
      ORIGINAL CLASS A-10 PRINCIPAL BALANCE                     270,000,000.00

      CLASS A-10 POOL FACTOR (I-5):
      CURRENT CLASS A-11 PRINCIPAL BALANCE                      140,000,000.00        1.00000000
      ORIGINAL CLASS A-11 PRINCIPAL BALANCE                     140,000,000.00

      POOL II FACTOR:
      CURRENT POOL II PRINCIPAL BALANCE                         337,668,537.58        0.82358180
      ORIGINAL POOL II PRINCIPAL BALANCE                        410,000,000.00

      CLASS A-11 (POOL III FACTOR (I-5):
      CURRENT CLASS A-12 PRINCIPAL BALANCE                        7,783,903.74        0.77839037
      ORIGINAL CLASS A-12 PRINCIPAL BALANCE                      10,000,000.00

22.   (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
          POOL I                                                                         11.662%
          POOL II                                                                        10.521%
          POOL III                                                                       11.449%

      (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
          POOL I                                                                         11.022%
          POOL II                                                                         9.654%
          POOL III                                                                       10.349%

      (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3,
          CLASS A-4, CLASS A-5, CLASS A-6,
          CLASS A-7, CLASS A-8 AND CLASS A-9 ADJUST
          MORTGAGE LOAN REMITTANCE RATE                                                   6.878%
          CLASS A-10 AND CLASS A-11  ADJUSTED MORTGAGE
          LOAN REMITTANCE RATE                                                            5.907%
          CLASS A-12 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                               7.780%

                                                              ------------------------------------------
      (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR           11/30/97        12/31/97      01/31/98
                                                              ------------------------------------------
          POOL I                                                 11.676%         11.673%       11.662%
          POOL II                                                10.410%         10.477%       10.521%
          POOL III                                               11.479%         11.479%       11.449%

23.   CLASS A-9 REMITTANCE RATE                                                         5.69375%
      CLASS A-10 REMITTANCE RATE (BASED ON AUCTION RATE)                                 5.6000%

      IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
      LIBOR PLUS MARGIN FOR CLASS A-9                                                   N/A
      AUCTION FEE FOR CLASS A-10                                                        N/A

24.   (A) LIBOR RATE                                                                    5.59375%
      (B) AUCTION RATE                                                                    5.600%

25.   POOL II NET FUNDS CAP (RATE)                                                       10.005%
        CLASS A-9 NET FUNDS CAP                                                             0.00
        CLASS A-10 NET FUNDS CAP                                                            0.00

26.   CLASS A-9 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                                0.00
      CLASS A-10 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                               0.00
                                                                                            0.00
27.   (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
          INTEREST CARRYOVER                                                                0.00
      (B) LIBOR INTEREST CARRYOVER BALANCE                                                  0.00

28.   OTHER INFORMATION
      SPREAD ACCOUNT BALANCES
        POOL I                                                                              0.00
        POOL II                                                                             0.00
        POOL III                                                                            0.00

                               EXHIBIT O (POOL I)
                  REMIC DELINQUENCIES AS OF - JANUARY 31, 1998

REMIC            OUTSTANDING                #
SERIES           DOLLARS                    ACCOUNTS             RANGES            AMOUNT               NO        PCT
    1997-B-I       $487,625,176.23             11034              1 TO 29 DAYS     73,852,255.21         1798    15.15%
                                                                 30 TO 59 DAYS     10,528,039.16          240     2.16%
                                                                 60 TO 89 DAYS      6,791,642.14          125     1.39%
                                                                 90 AND OVER        7,450,134.39          144     1.53%

                                                                 FORECLOSURE        4,386,660.99           76     0.90%
                                                                 REO PROPERTY         265,602.91            3     0.05%

                                                                 TOTALS          $103,274,334.80        2,386    21.18%
                                                                                 ======================================

                               EXHIBIT O (POOL II)
                  REMIC DELINQUENCIES AS OF - JANUARY 31, 1998

REMIC            OUTSTANDING                #
SERIES           DOLLARS                    ACCOUNTS             RANGES            AMOUNT               NO        PCT
    1997-B-II      $346,701,499.90              4298              1 TO 29 DAYS     55,969,383.56          740    16.14%
                                                                 30 TO 59 DAYS      9,587,977.28          118     2.77%
                                                                 60 TO 89 DAYS      5,232,018.36           71     1.51%
                                                                 90 AND OVER        5,562,822.26           71     1.60%

                                                                 FORECLOSURE        4,318,247.64           50     1.25%
                                                                 REO PROPERTY         115,860.49            1     0.03%

                                                                 TOTALS          $ 80,786,309.59        1,051    23.30%
                                                                                 ======================================

                              EXHIBIT O (POOL III)

                  REMIC DELINQUENCIES AS OF - JANUARY 31, 1998

REMIC            OUTSTANDING                #
SERIES           DOLLARS                    ACCOUNTS             RANGES            AMOUNT               NO        PCT
    1997-B-III        7,997,664.95                47              1 TO 29 DAYS        378,418.69        2         4.73%
                                                                 30 TO 59 DAYS              0.00        0         0.00%
                                                                 60 TO 89 DAYS              0.00        0         0.00%
                                                                 90 AND OVER          269,000.00        1         3.36%

                                                                 FORECLOSURE          273,000.00        1         3.41%
                                                                 REO PROPERTY               0.00        0         0.00%

                                                                 TOTALS          $    920,418.69        4        11.51%
                                                                                 ======================================

1997-B

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 (or per $25,000 for Class A-10) original dollar amount as of the Cut-Off Date.

                                     POOL I

SUBCLAUSE                 CLASS A-1     CLASS A-2      CLASS A-3     CLASS A-4
--------------------------------------------------------------------------------

(ii)                        197.58       1,000.00       1,000.00      1,000.00

(vi)                         85.24           0.00           0.00          0.00

(vii)                         9.18           0.00           0.00          0.00

(viii)                       12.89           0.00           0.00          0.00

(xiii) (a)                    1.05           5.35           5.43          5.53
       (b)                  129.17           0.00           0.00          0.00
       (c)                    0.00           0.00           0.00          0.00
       (d)                    0.00           0.00           0.00          0.00

(xv)                         68.41       1,000.00       1,000.00      1,000.00

(xxxvi)                       0.00           0.00           0.00          0.00


SUBCLAUSE                 CLASS A-5     CLASS A-6      CLASS A-7     CLASS A-8
--------------------------------------------------------------------------------

(ii)                      1,000.00       1,000.00       1,000.00      1,000.00

(vi)                          0.00           0.00           0.00          0.00

(vii)                         0.00           0.00           0.00          0.00

(viii)                        0.00           0.00           0.00          0.00

(xiii) (a)                    5.69           5.78           6.05          5.75
       (b)                    0.00           0.00           0.00          0.00
       (c)                    0.00           0.00           0.00          0.00
       (d)                    0.00           0.00           0.00          0.00

(xv)                      1,000.00       1,000.00       1,000.00      1,000.00

(xxxvi)                       0.00           0.00           0.00          0.00


                          POOL II                                     POOL III

SUBCLAUSE                 CLASS A-9     CLASS A-10                   CLASS A-11
--------------------------------------------------------------------------------

(ii)                        766.88       2,500.00                       911.29

(vi)                          0.00           0.00                        69.82

(vii)                         0.62           0.00                        58.02

(viii)                        0.00           0.00                         1.24

(xiii) (a)                    4.00          12.83                         5.45
       (b)                   34.77           0.00                       132.90
       (c)                    0.00           0.00                         0.00
       (d)                    0.00           0.00                         0.00

(xv)                        732.11       2,500.00                       778.39

(xxxvi)                       0.00           0.00                         0.00